                                                                      EXHIBIT 10


THIS COMMON STOCK PURCHASE WARRANT (THE "WARRANT") AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE SECURITIES LAW OF ANY JURISDICTION. NEITHER THE WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR SUCH APPLICABLE SECURITIES LAWS. NEITHER THE WARRANT NOR ANY OF SUCH SHARES MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THE WARRANT, AND NO TRANSFER OF THE WARRANT OR ANY OF SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

                      FORM OF COMMON STOCK PURCHASE WARRANT

                   For Cappello Capital Corp. or its designees

                      To Subscribe for and Purchase Shares
                               of Common Stock of

                       ADVANCED BIOTHERAPY CONCEPTS, INC.

             EXPIRES AT 5:00 P.M. PACIFIC TIME, ON JANUARY 18, 2010
                        DATE OF WARRANT: JANUARY 19, 2000

This certifies that___________________________________________ the registered holder hereof, or assigns (the "Warrantholder") is entitled to purchase from Advanced Biotherapy Concepts, Inc., a Nevada corporation (the "Company"), at any time before the expiration time and date shown above (the "Expiration Time") [not to exceed 4,685,135] shares of the common stock of the Company ("Common Stock") at the purchase price per share of Fifteen Cents ($0.15) (the "Warrant Price").

The number and class of shares purchasable upon exercise of the warrant represented hereby (the "Warrant") shall be subject to adjustment from time to time as set forth below.

SECTION 1.        TRANSFERABILITY AND FORM OF WARRANT.

         1.1 REGISTRATION. This Warrant shall be numbered and shall be registered on the books of the Company.

         1.2 TRANSFER. This Warrant shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Warrantholder or duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto. This Warrant may be divided or combined, upon request to the


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Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of shares.

         1.3 FORM OF WARRANT. This Warrant shall be executed on behalf of the Company by its President, Vice President or other authorized officer, and shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant. The form of election to exercise any Warrant and the form of assignment of any Warrant shall be substantially as attached hereto.

SECTION 2.     PAYMENT OF TAXES.

         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of shares to the Warrantholder; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect to any secondary transfer of the Warrant or the shares.

SECTION 3.     MUTILATED OR MISSING WARRANTS.

         In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the lost, stolen or destroyed Warrant, a new Warrant of like tenor, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant. The applicant shall also comply with such other reasonable regulations and pay such other reasonable administrative charges as the Company may prescribe.

SECTION 4.     RESERVATION OF SHARES.

         There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized shares of capital stock, such number and class of shares as shall be subject to purchase under this Warrant. Such reserved shares shall be used solely for issuances upon exercise of the Warrant. Shares of any class issued upon exercise of this Warrant shall have all the rights and privileges of other shares of the same class, whenever issued, subject to the adjustment provisions set forth below.

SECTION 5.     EXERCISE OF WARRANT.

         5.1 EXERCISE BY CASH PAYMENT. The Warrantholder shall have the right at anytime and from time to time to exercise this Warrant in full or in part by surrender of this Warrant to the Company accompanied by payment to the Company in cash or by certified or cashier's check or by wire transfer of funds of the aggregate Warrant Price for the number of shares in respect of which this Warrant is then exercised.


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         5.2   CASHLESS EXERCISE. This Warrant may be exercised in full or in part by surrender of this Warrant to the Company accompanied by written notice substantially in the form attached hereto of the Warrantholder's election to effect cashless exercise ("Cashless Exercise"). Upon Cashless Exercise, the Warrantholder shall be entitled to receive, in respect of each share for which this Warrant is then exercised, that number of shares of Common Stock (or such other class of shares as may then be issuable upon exercise hereof) which, valued at Current Market Value, have a value equal to the Current Market Value of each of the shares as to which this Warrant is then being exercised less the Warrant Price payable for each such share. For purposes of this Section 5.2, Current Market Value of Common Stock shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the per share closing sale price of the Common Stock on the trading day immediately preceding the date of delivery of such notice of Cashless Exercise as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the per share closing price of the Common Stock on the principal stock exchange on which it is listed on the trading day immediately preceding the date of delivery of such notice of Cashless Exercise or (iii) if the Common Stock is not so listed or traded, the fair market value of the Common Stock as determined in good faith by the board of directors of the Company. The term "closing sale price" shall mean the last sale price on the day in question as reported by NASDAQ or an equivalent generally accepted reporting service or (as the case may be) as reported by the principal stock exchange in which the Common Stock is listed, or if not so reported, as reasonably determined in good faith by the board of directors of the Company.

         5.3 DELIVERY OF CERTIFICATES. Upon exercise of this Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate, a certificate or certificates for the number of full shares issuable upon such exercise together with cash, as provided in
Section 7 hereof, in respect of any fractional shares. The Company shall effect such issuance immediately and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by the Warrantholder within two business days after receipt of the Warrant Price or, in the case of a cashless exercise, after receipt of the Warrant Such certificate or certificates shall be deemed to have been issued to any person so designated to be named therein shall be deemed to have become a Warrantholder of record of such shares as of the date of surrender of the Warrant and payment of the Warrant Price, as aforesaid, notwithstanding that the certificates representing such shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed In the event of partial exercise a new Warrant evidencing the remaining portion of this Warrant will be issued by the Company.

SECTION 6.     ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

         6.1 ADJUSTMENTS. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:


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               (a) If the shares purchasable upon exercise of the Warrant are subdivided, combined or reclassified, or if other shares of the kind so purchasable are issued in respect thereof as a dividend thereon (excluding dividends required by the charter provisions governing such shares), the number and class of shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or would have been entitled to receive, after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustments made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, for such event.

               (b) If the shares purchasable upon exercise of the Warrant become entitled to receive a distribution of evidences of indebtedness or assets (excluding dividends required by the charter provisions governing such shares) or rights, options, warrants or convertible securities containing the right to subscribe for or purchase securities or assets of the Company, then, in each case, the number of shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the then Current Market Value on the date of such distribution, and of which the denominator shall be such Current Market Value on such date minus the then fair value of the portion of the assets or evidence of indebtedness so distributed or of such subscription rights, options or warrants applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution. Current Market Value shall have the meaning set forth in Section 7.

               (c) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares then purchasable upon the exercise of a Warrant; PROVIDED, HOWEVER, that any adjustments which by reason of this paragraph (c) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

               (d) Whenever the Warrant Price or the number or class of shares purchasable upon the exercise of a Warrant is adjusted as herein provided, a corresponding adjustment in the number of shares so purchasable or the Warrant Price, as the case may be, shall be made so that the aggregate Warrant Price payable upon full exercise of the Warrant shall remain the same. If such adjustment results in more than one class of security being purchasable upon exercise of the Warrant, the adjusted Warrant Price shall be allocated to such securities on the basis of their respective fair market values.

               (e) Whenever the number or class of shares purchasable upon the exercise of a Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment or adjustments setting forth the number and class of shares purchasable upon the exercise of the Warrant and the Warrant Price after such adjustment, together with a brief


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statement of the facts requiring such adjustment and the computation of such adjustment, the Company shall cause independent public accountants selected by the Company to verify and, if necessary, correct such computation.

               (f) The term "Common Stock" shall include (i) the class of stock designated as the Common Stock of the Company at the issue of this Warrant or
(ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock. In the event that at any time, as a result of an adjustment made pursuant to this Section, the Warrantholder shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of the Warrant and the Warrant Price of such securities shall be subject to adjustment from time to time in a manner and on terms nearly equivalent as practicable to the provisions contained in this Section.

         6.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Subsection 6.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of the Warrant.

         6.3 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any reclassification of the securities of the Company or any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall provide by agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which he/she would have owned or have been entitled to receive after the happening of such reclassification, consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustment provided for in this Section. The provisions of this subsection shall similarly apply to successive reclassification, consolidation, mergers, sales or conveyances.

         6.4 STATEMENT ON WARRANT CERTIFICATES. Irrespective of any adjustment in the Warrant Price or the number of securities purchasable upon the exercise of the Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price and number of securities as are stated in the similar Warrant certificates initially issued.

SECTION 7.     FRACTIONAL INTERESTS; CURRENT MARKET VALUE; CLOSING BID PRICE.

         The Company shall not be required to issue fractional shares on the exercise of the Warrant. If any fraction of a share would, except for the provisions of this Section, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Value multiplied by such fraction. The term "Current Market Value" of the Common Stock shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc., Automated Quotation System ("NASDAQ"), the average per share closing sale price of the Common Stock


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on the twenty (20) consecutive trading days immediately preceding the date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the average for the twenty (20) consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, or (iii) if the Common Stock is not so listed or traded, the fair market value of the Common Stock as determined in good faith by the board of directors of the Company. The term "closing sale price" shall mean the last sale price on the day in question as reported by NASDAQ or an equivalent generally accepted reporting services or (as the case may be) as reported by the principal stock exchange in which the Common Stock is listed, or if not so reported, as reasonably determined in good faith by the board of directors of the Company.

SECTION 8.     NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER.

         Nothing contained herein shall be construed as conferring upon the Warrantholder any rights whatsoever as a shareholder of the Company, including the right to vote, to receive dividends, to consent or to receive notices as a shareholder in respect to any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrant and prior to the exercise, any of the following events shall occur;

               (a) any action which would require an adjustment pursuant to
Section 6.1 or 6.3; or

               (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business, as an entirety) shall be proposed;

then in any one or more of said events, the Company shall give notice in writing of such event to the Warrantholder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books or other applicable date or the date of closing the transfer books, as the case may be.

         Any notice to the Warrantholder shall be given at the address of the Warrantholder appearing on the books of the Company, and if the Warrantholder has specified a telecopier address, by facsimile transmission to such address.

SECTION 9.     REGISTRATION AND INDEMNIFICATION.

         The Company and each Holder covenant and agree that:

         9.1   REQUEST FOR REGISTRATION.

               (a) REGISTRABLE SECURITIES. If the Company shall receive at any time beginning January 19, 2001, a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a


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registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities then outstanding as would yield an aggregate offering price of at least Four Million Dollars ($4,000,000) before underwriting discounts and commissions, then the Company shall, within thirty
(30) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 9.1(b), use commercially reasonable efforts to effect as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered by the Company in accordance with Section 9.1(b).

               (b) NOTICE OF UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 9.1 and the Company shall include such information in the written notice referred to in Section 9.1(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 9.7(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 9.1, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

               (c) POSTPONEMENT OF REGISTRATION. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 9.1, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve-month period, whether pursuant to this Section 9.1(c) or otherwise.

               (d) NO REGISTRATION OBLIGATION. Notwithstanding anything to the contrary herein, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 9.1:

                    (i) After the Company has effected two (2) registrations pursuant to this Section 9.1 and such registrations have been declared or ordered effective;


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                    (ii) During the period starting with the date sixty (60)
days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 9.2 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (iii) If within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 9.1(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days.

               (e) EXCEPTIONS. Notwithstanding the foregoing, a registration will not count as one of the two required registrations under Section 9.1(d)(i) unless: (a) the Initiating Holders were able to sell a minimum of fifty-percent (50%) of the shares sought to be so registered in such registration; and (b) the Company did not include shares to be sold by it in such registration.

         9.2   PIGGYBACK REGISTRATION.

               (a) INCLUSION OF REGISTRABLE SECURITIES. At any time after the date hereof and prior to the date which is the third anniversary of the Expiration Date, subject to the remainder of this Section 9.2, in the event that the Company decides to Register any shares of Common Stock on a form that would be suitable for a Registration of both shares of Common Stock offered by the Company and Registrable Securities held by the Warrantholder, the Company shall on each such occasion: (i) promptly give each Warrantholder written notice thereof; and (ii) include in such Registration (and any related registration, and in any underwriting involved therein), the Registrable Securities specified in a written request executed and delivered to the Company by the Holders of at least twenty percent (20%) of the then aggregate outstanding Warrants and Warrant Shares, within twenty (20) days after receipt of such written notice from the Company.

               (b) NOTICE OF UNDERWRITING IN PIGGYBACK REGISTRATION. If the Registration of which the Company gives notice involves an underwriting, the Company shall so advise each Warrantholder in such notice. In such case, the right of any Warrantholder to Registration shall be conditioned upon the occurrence of such underwriting and the inclusion of such Warrantholder's Registrable Securities in such underwriting to the extent provided in this
Section 9.2. All Warrantholders proposing to distribute their Warrant Shares through such underwriting shall (together with the Company) enter into an underwriting agreement with the underwriter's representative for such offering in form and substance reasonably satisfactory to the underwriter's representative. The Warrantholders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 9.2.

               (c) WITHDRAWAL IN REGISTRATION. If any Warrantholder disapproves of the terms of any such underwriting, such Warrantholder may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven (7) days prior to the effective date of the registration statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration. The Company shall have the right to postpone or withdraw a Registration proposed to be effected pursuant to this Section 9.2 at any time without any obligation to any Warrantholder.


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         9.3   INDEMNIFICATION.

               (a) COMPANY'S INDEMNIFICATION OF WARRANTHOLDERS. The Company shall indemnify each Warrantholder, each of such Warrantholder's officers, directors and partners, and each person controlling such Warrantholder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to Section 9.1 or 9.2 against all claims, losses, damages or liabilities to which they may become subject under the Securities Act or otherwise, to the extent-such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus or other document (including any related registration statement) incident to any such Registration, qualification or compliance, or arise out of or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or the Securities Exchange Act of 1934, as amended, or any state securities law applicable to the Company and relating to statements made or required to be made by the Company in connection with any such Registration, qualification or compliance and the Company shall indemnify each such Warrantholder, the officers, directors and partners of each such Warrantholder, and each person controlling such Warrantholder against any legal and other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon, in reliance upon and in conformity with information furnished in writing to the Company by such Warrantholder and stated to be specifically for use in connection with the offering of securities of the Company; PROVIDED, FURTHER, that the Company shall not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld. The obligations of the Company under this paragraph shall survive the completion of the offering of Registrable Securities under the registration statement.

               (b) WARRANTHOLDER'S INDEMNIFICATION OF COMPANY. Each Warrantholder shall, if Registrable Securities held by such Warrantholder are included in the securities as to which such Registration, qualification or compliance has been effected pursuant to Section 9.1 or 9.2 hereof, indemnify the Company and each other Warrantholder, each of their respective officers, directors and partners, legal counsel for the Company, and each person controlling the Company and such other Warrantholder, against all claims, losses, damages or liabilities to which they may become subject under the Securities Act or otherwise, to the extent such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus or other document (including any related registration statement) incident to any such Registration, qualification or compliance or arise out of or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration statement, preliminary or final prospectus, amendment or supplement thereto, or other document based upon, in reliance upon and in conformity with information furnished in writing to the Company by such Warrantholder and stated to be specifically for use in connection with the offering of securities of the Company), or any violation by any Warrantholder of any rule or regulation promulgated under the Securities Act, the Securities Exchange Act of 1934, as amended, or any state securities law applicable to such Warrantholders and relating to statements made or required to be made by or in reliance upon information supplied in writing by such Warrantholder in connection with any such Registration, qualification or compliance, and shall indemnify the Company and each other Warrantholder, each of their respective directors, officers and partners, legal counsel for the Company and each person controlling the Company and such other Warrantholders against any legal and other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED that such Warrantholder shall not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Warrantholder, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that the obligations of each Warrantholder hereunder shall be limited to an amount equal to the net proceeds received by such Warrantholder upon the sale of his Registrable Securities. The obligation of each Warrantholder under this paragraph shall survive the completion of the offering of Registrable Securities under the registration statement.

               (c) INDEMNIFICATION PROCEDURE. Promptly after an indemnified party receives notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim.

         9.4 MARKET STANDOFF. Each Warrantholder hereby agrees that, if so requested by the Company and the underwriter's representative, such Warrantholder shall not sell or otherwise transfer any Registrable Securities or other securities of the Company, other than Warrant Shares registered pursuant to Section 9.1 or 9.2 hereof, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act.

         9.5 SURVIVAL OF REGISTRATION RIGHTS. The rights of the Warrantholders pursuant to Section 9.1 and 9.2 hereof shall survive for three (3) years after the Expiration Date as long as any Registrable Securities remain outstanding.

         9.6 AVAILABILITY OF RULE 144. Notwithstanding anything contained herein to the contrary, the rights of each Warrantholder under Section 9.1 and
9.2 hereof shall cease with respect to any Registrable Securities at any time that the Warrantholders may lawfully sell all Registrable Securities without Registration under the Securities Act pursuant to Rule 144 promulgated thereunder or otherwise. The Company represents that, as of the date of issuance of the Warrants, it has filed all reports required to be filed by it under
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.


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


         9.7   OBLIGATIONS OF THE COMPANY. Whenever required under this Section
9.1 or 9.2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty
(120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities, as applicable, owned by them.

               (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Subject to
Section 9.1(b), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities, covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         9.8 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 9 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 9.1 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 9.1(a).

         9.9   EXPENSES OF REGISTRATION.

               (a) DEMAND REGISTRATION. All Registration Expenses, other than Selling Expenses, incurred in connection with registrations, filings or qualifications pursuant to Section 9.1 shall be borne by the Company; PROVIDED, HOWEVER , that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 9.1 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 9.1. All Selling Expenses shall be borne by the Warrantholders of the Registrable Securities Registered pro rata on the basis of the number of Registrable Securities Registered.

               (b) COMPANY REGISTRATION. All Registration Expenses, other than Selling Expenses, incurred in connection with registrations, filings or qualifications pursuant to Section 9.2, shall be borne by the Company. All Selling Expenses shall be borne by the Warrantholders of the Registrable Securities Registered pro rata on the basis of the number of Registrable Securities Registered.

         9.10 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 9.

         9.11 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 9 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least twenty-five percent (25%) (or if the Warrant has already been converted, to purchasers of at least twenty-five percent (25%) of Common Stock) of such Holder's Warrants as of the date of this Agreement (as appropriately adjusted for anti-dilution and any subsequent stock splits, stock dividends, recapitalizations and the like), PROVIDED (i) the Company is, within ten (10) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee agrees in writing to be subject to all restrictions set forth in this Warrant and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership.

SECTION 10.    PRE-EMPTIVE RIGHTS.

         The pre-emptive rights set forth in this Section 10 shall be only for the benefit of the Warrantholders who shall have exercised this Warrant and who shall hold Warrant Shares on the date of the exercise of such pre-emptive rights, and such pre-emptive rights shall not be exercisable by reason solely of the ownership of this Warrant.

         10.1 ISSUANCE OF SHARES. In the event that the Company shall determine to issue any shares of Common Stock ("Shares"), or any options, warrants or other rights to any Shares, except as provided in Section 10.3 below, such issue shall be first offered to all Warrantholders of Warrant Shares in the same proportions as the number of Warrant Shares (as distinguished from other Shares held by such Warrantholder) then owned by each Warrantholder bears to the total number of Shares then owned by all shareholders of the Company, at a price and upon terms not less favorable than the price and terms at which such Shares or options, warrants or other rights are proposed to be offered for sale to others, PROVIDED that each such Warrantholder of Warrant Shares shall be entitled to exercise such pre-emptive right only with respect to all of his pro rata share of such Shares or options, warrants or other rights and not with respect to only part thereof.

         10.2 ELECTION OF RIGHTS. Any Warrantholder of Warrant Shares entitled to any pre-emptive right pursuant to the provisions of Section 10.1 above must signify his election to exercise such right in writing within fifteen (15) days after the date notice is given to such Warrantholder by the Company with respect to the proposed issue of such Shares or options, warrants or other rights to any Shares. In the event that any Warrantholder fails to exercise timely his pre-emptive right to purchase his pro rata share of such Shares or options, warrants or other rights to any Shares so offered by the Company, the pre-emptive right of such Warrantholder shall terminate with respect to that particular issue of such Shares or options, warrants or other rights to any Shares. In such event, for a period of ninety (90) days after the date of termination of such pre-emptive rights, the Company may offer for sale and sell the unpurchased remainder of such Shares or options, warrants or other rights to any Shares generally to any other person, at a price and upon terms not more favorable than the price and terms at which such Shares or options, warrants or other rights to any Shares were offered to the Warrantholders pursuant to the provisions of this paragraph. In the event that the Company fails to consummate the sale of such Shares or options, warrants or other rights to any Shares within such ninety-day period, either in whole or in part, the Company may not offer for sale or sell the unpurchased remainder of such Shares or options, warrants or other rights to any Shares without again complying with the provisions of this Section.

         10.3 DETERMINATION OF SHARES. For purposes of this Section 10, the term "Shares" shall mean all shares of Common Stock issued by the Company other than shares of Common Stock issued or deemed to be issued:

               (a) upon conversion of shares of preferred stock or upon conversion of other convertible securities;

               (b) to an employee, consultant officer or director pursuant to stock option, stock grant, stock purchase or similar plans or arrangements approved by the Board of Directors, including without limitation upon the exercise of options outstanding as of the date of this Warrant;

               (c) to an equipment lessor, bank, financial institution or similar entity in a transaction approved by the Board of Directors, the principal purpose of which is other than the raising of capital;

               (d) as a dividend or other distribution in connection with which an adjustment to the Warrant Shares is made pursuant to Section 6;

               (e) shares issued as the result of stock splits or stock dividends;

               (f) in any public offering by the Company pursuant to an effective registration statement under the Securities Act;

               (g) in a merger or acquisition that is approved by the Board of Directors; or

               (h) pursuant to any transaction approved by the Board of Directors primarily for the purpose of (a) a joint venture, technology licensing or research and development activity, (b) distribution or manufacture of the Company's products or services, or (c) any other transaction involving corporate partners that is primarily for purposes other than raising capital through the sale of equity securities.

SECTION 11.    EXPIRATION OF WARRANTS.

         If not theretofore exercised, this Warrant shall terminate at 5:00 p.m. Pacific time on the Expiration Date.

SECTION 12.    SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

 SECTION 13.    MERGER OR CONSOLIDATION OF THE COMPANY.

        The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 6.3 are complied with.

SECTION 14     DEFINITIONS.

               (a) "EXPIRATION DATE" shall mean January 18, 2010.

               (b) "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, other than on Form S-4, Form S-8 or any similar successor forms, and the declaration or ordering of the effectiveness of such registration statement.

               (c) "REGISTRABLE SECURITIES" shall mean Warrant Shares which have not been Registered and sold in any Registered public offering or in a transaction which is exempt from Registration if such sale permits the removal of restrictive legends and if, after such sale, such Warrant Shares are freely transferable without Registration.

               (d) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 9 hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing and related expenses, blue sky fees and expenses, National Association of Securities Dealers, Inc. ("NASD") filing fees and stock exchange or NASD listing fees, fees and disbursements of counsel to the Company and the underwriters, if any, and the expense of any special audits or financial statement reviews incident to or required by any such Registration, whether or not any registration statement becomes effective.

               (e) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               (f) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to
Section 9 hereof, and all fees and expenses of legal counsel to the Warrantholders and any other expenses incurred by Warrantholder in connection with such sale.

               (g) "WARRANT" and "THIS WARRANT" shall include and any and all warrants issued upon division, exchange, substitution or transfer of the Warrants evidenced hereby.

               (h) "WARRANT SHARES" shall mean the shares of Common Stock purchased or purchasable upon the exercise of this Warrant.

               (i) "WARRANTHOLDER" or "HOLDER" shall include any transferee or transferees of a Warrant.

SECTION 15.    APPLICABLE LAW.

     This Agreement shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be construed in accordance with the laws of said State.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer of the Company as of January 19, 2000.

                                  ADVANCED BIOTHERAPY CONCEPTS, INC.



                                  By:
                                     -------------------------------------------
                                      Edmond Buccellato, Chief Executive Officer

                                  PURCHASE FORM

               The undersigned hereby irrevocably elects to exercise the right of purchase represented by the written Warrant in respect_____________________ Warrant Shares provided for therein, and requests that certificates be issued in the name of:



---------------------------------------------------------------
(Please Print Name, Address and Taxpayer Identification Number)



---------------------------------------------------------------



and, if said number of shares shall not be all the shares purchasable hereunder, that a new Warrant certificate for the balance of the shares purchasable under the within Warrant be registered in the name of the undersigned Warrantholder of his/her Assignee as below indicated and delivered to the address stated below.

The undersigned:

[  ]     elects to pay the full Warrant Price in cash or by certified or cashier's check or wire funds transfer

[  ]     elects "cashless exercise" pursuant to Section 5.2 of the Warrant

         Current Market Value: for purposes of Cashless Exercise is: $__________

         Number of shares issuable on Cashless Exercise is:           __________

Date:
     ------------------    -----------------------------------------------------
                           Signature of Warrantholder

The above signature must correspond with the name appearing upon the face of this Warrant in every particular without alteration or enlargement or any change whatever.

Name of Assignee, if any:
                         ------------------------------------------
                                            (Please Print)



                 ---------------------------------------------------------------
                 (Please Print Name, Address and Taxpayer Identification Number)



                 ---------------------------------------------------------------


SIGNATURE GUARANTEED: Signature guarantee is required if certificates are to be registered in the name of any person other than the name written upon the face of the Warrant. Signature must be guaranteed by a commercial bank or trust company or a member firm of the New York Stock Exchange.

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrant)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers into



--------------------------------------------------------------------------------
          (Name and Address of Assignee Must be Printed or Typewritten)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         (Taxpayer Identification Number of Assignee)

the written Warrant, hereby irrevocably constituting and appointing_____________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Date:
     ------------------    -----------------------------------------------------
                           Signature of Registered Warrantholder

Signature Guaranteed: The above signature must correspond with the name appearing upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company or a member firm of the New York Stock Exchange.